Exhibit 10.2

 ___, 2021

Akerna Corp.

1500 Larimer Street, #246

Denver, Colorado 80202

Ladies and Gentlemen:

Pursuant to that certain Stock Purchase Agreement (the “Agreement”), dated as of [●], 2021, by and among Akerna Corp., a Delaware corporation (“Akerna”), The Nav People, Inc., a Delaware corporation d/b/a “365 Cannabis” (the “Company”) and Matthew Dredge, Ian Humphries, Jeff Kiehn, David Walker and Quartermain Investment Holdings Ltd. (each, a “Seller”). In accordance with the Agreement, Seller will receive _____________ shares of common stock, par value $0.0001 per share, of Akerna (the “Share Consideration”).

Notwithstanding the earlier execution and delivery of this Letter Agreement, the effectiveness of this Letter Agreement is conditioned on the Closing of the transactions contemplated by the Agreement. If the Closing shall occur, this Agreement shall become effective concurrently with the Closing on the Closing Date.

As a condition to the receipt of the Share Consideration, and as a condition to closing the transactions contemplated by the Agreement, the undersigned Seller hereby agrees, during the period commencing on the date hereof and until the earlier of (i) with respect to 50% of the Share Consideration, six months from the date hereof, (ii) with respect to 25% of the Share consideration, the date that is nine months from the date hereof, (iii) with respect to the remaining 25% of the Share Consideration, the date that is one year from the date hereof and (iv) the date on which Buyer closes a subsequent corporate transaction with an unaffiliated third party that results in all of Buyer’s shareholders having the right to exchange their shares for cash, securities or other property (the “Restricted Period”), Seller will not (1) directly or indirectly offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend or otherwise transfer or dispose of, or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (each within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by Seller or any other securities so owned convertible into or exercisable or exchangeable for Share Consideration or (2) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Share Consideration. Seller also agrees and consents to the entry of stop transfer instructions with Buyer’s transfer agent and registrar against the transfer of Seller’s Share Consideration except in compliance with this agreement.

The foregoing restrictions shall not apply to (a) other securities acquired in open market transactions after the completion of the transactions contemplated by the Agreement, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with such sales or (b) transfers or distributions of Share Consideration or any security convertible into Share Consideration to limited partners, members, subsidiaries, stockholders, affiliates or investment funds or other entities controlled or managed by Seller.

The undersigned also agrees that the Share Consideration to be issued pursuant to the Agreement will bear the following legend:

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR SUBJECT TO AN EXEMPTION UNDER THE SECURITIES ACT. THE SECURITIES REFERENCED HEREIN ARE SUBJECT TO A LOCK-UP AGREEMENT BY AND BETWEEN THE HOLDER AND AKERNA CORP. AND MAY ONLY BE TRANSFERRED PURSUANT TO THE PROVISIONS OF SUCH LOCK-UP AGREEMENT.”

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

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Very truly yours,

[SELLER]

By:
Title: